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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 18, 2003



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                             MEADE INSTRUMENTS CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            DELAWARE                       0-22183                95-2988062
(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
         INCORPORATION)                                      IDENTIFICATION NO.)

       6001 OAK CANYON, IRVINE, CA                                  92618
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (949) 451-1450
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On April 21, 2003, Meade Instruments Corp., a Delaware corporation, announced that John C. Diebel will resign as the Company's chairman and chief executive officer effective May 31, 2003. Steven G. Murdock will become chief executive officer and retain his position as president. Harry L. Casari, a current member of the board of directors of Meade Instruments Corp., will become chairman of the board of directors. Mr. Diebel remains a member of the board of directors.

         In connection with Mr. Diebel's resignation, Meade Instruments Corp. and Mr. Diebel have entered into a Transition Agreement pursuant to which, among other matters, Mr. Diebel has agreed to serve as a consultant to the Company until May 31, 2004.

         In connection with the Transition Agreement, Meade Instruments Corp. and Mr. Diebel have entered into a Registration Rights Agreement, pursuant to which the Company agreed to register for resale by Mr. Diebel, all of Mr. Diebel's current shares of the Company's common stock.

         A copy of the Transition Agreement and Registration Rights Agreement is filed as Exhibits 10.51 and 10.52, respectively, and are incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

Number       Exhibit
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10.51        Transition Agreement, dated as of April 18, 2003, by and between
             Meade Instruments Corp., a Delaware corporation, and John C.
             Diebel, an individual (excluding the Exhibit thereto).

10.52 Registration Rights Agreement, dated as of April 18, 2003, by and between Meade Instruments Corp., a Delaware corporation, and John
             C. Diebel, an individual.



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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

DATED:  APRIL 22, 2003                          MEADE INSTRUMENTS CORP.






                                                 /S/ MARK D. PETERSON
                                       -----------------------------------------
                                                   MARK D. PETERSON
                                       SENIOR VICE PRESIDENT AND GENERAL COUNSEL



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                                INDEX OF EXHIBITS


Number       Exhibit
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10.51        Transition Agreement, dated as of April 18, 2003, by and between
             Meade Instruments Corp., a Delaware corporation, and John C.
             Diebel, an individual (excluding the Exhibit thereto).

10.52 Registration Rights Agreement, dated as of April 18, 2003, by and between Meade Instruments Corp., a Delaware corporation, and John
             C. Diebel, an individual.



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